UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-04010
OCM Mutual Fund
(Exact name of registrant as specified in charter)

2600 Kitty Hawk Road
Suite 119
Livermore, CA 94551
(Address of principal executive offices) (Zip code)
Gregory M. Orrell
Orrell Capital Management, Inc
2600 Kitty Hawk Road
Suite 119
Livermore, CA 94551
(Name and address of agent for service)
Registrant's telephone number, including area code:
(925) 455-0802
Date of fiscal year end:
November 30
Date of reporting period:
May 31, 2026
Item 1. Report to Stockholders.
(a) The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Act”), is as follows:
OCM Gold Fund
Atlas Class/OCMAX
SEMI-ANNUAL SHAREHOLDER REPORT | May 31, 2026
This semi-annual shareholder report contains important information about the OCM Gold Fund (“Fund”) for the period of December 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://ocmgoldfund.com. You can also request this information by contacting us at 1-800-628-9403.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
OCM Gold Fund (Atlas Class/OCMAX)	$81	1.48%[1]
[1]	Annualized.
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
Over the six month period ending May 31, 2026, the Atlas Class gained 18.79% compared to a 13.44% increase in the Philadelphia Gold and Silver Index and a 11.34% gain for the S&P 500 Index. The U.S. dollar gold price rose 7.29% over the 6 month period to $4,543.38/oz. Physical gold and gold assets endured a volatile six month period as gold rose above $5,400/oz in January due to positive momentum, in our opinion, while subsequently falling below $4,200 in March. The combination of the appointment of a potentially "hawkish" new Federal Reserve Chair in Kevin Warsh, the outbreak of the Iranian War, and inflationary economic data have put downward pressure on gold and gold assets. Meanwhile, central bank demand has continued to be relatively strong. In our opinion, the long term thesis for gold remains strongly intact as fiscal discipline continues to weaken and ingrained inflationary pressures will only add to the $39 Trillion in Total Public Debt Outstanding, as of May 31, 2026. Precious metal producers have never had stronger balance sheets than they do in this period due to the combination of strong gold and silver prices and financial discipline (learned through the improvidence of the previous bull cycle). Overall, we remain confident in the producer's ability to maintain margins and weather any short term volatility in the physical gold price.
TOP PERFORMANCE CONTRIBUTORS
Omai Gold Mines Corp. | Omai Gold Mines Corp.'s ("Omai") share price rose 118.70% over the reporting period. Due to a developing brownfields project in Guyana, Omai announced an updated increase to its mineral resource estimate during the reporting period. Omai plans to release a Preliminary Economic Assessment later this year. Omai was also the benefactor of a Merger and Acquisition in Guyana as G-Mining Ventures Corp. paid a 72% premium to purchase the exploration company G2 Goldfields, Inc. Omai represented a 3.63% position of the Fund's portfolio as of May 31, 2026.
Aya Gold and Silver Corp. | Aya Gold and Silver Corp.'s ("Aya") share price rose 52.73% over the reporting period. Throughout the reporting period, Aya reported record revenue and cash flow, listed on the Nasdaq Stock Market, and reported several high-grade drill results at its highly prospective exploration project, Boumadine. Aya's management team is confident that Boumadine will be a catalyst rich asset with potential for a high grade gold and silver mine that will have a long mine life. Aya represented 3.96% of the Fund's portfolio as of May 31, 2026.
Montage Gold | Montage Gold's ("Montage") share price rose 90.34% over the reporting period. Montage's impressive 6 month performance can be attributed to their rapid advancement of their Kone project in Côte d'Ivoire. Montage now expects first gold to be poured in Q4 2026, compared to Q1 2027, which was previously expected. Montage also acquired exploration company "African Gold" over the reporting period, as it appears the company aspires to be a major multi-asset producer in the West African. Montage represented 3.48% of the Fund's portfolio as of May 31, 2026.
Greatland Resources Ltd.  | Greatland Resources Ltd.'s ("Greatland") share price rose over 72.41% over the reporting period. Greatland continues to advance their Havieron brownfield development project located in Western Australia. Havieron is expected to produce over 270,000 ounces of gold annually once in production as Greatland received the environment approvals in April 2026. Havieron will be a great addition to Greatland's production profile as they currently produce 300,000 ounces annually out of their Telfer project. Greatland represented 2.91% of the Fund's portfolio as of May 31, 2026.
TOP PERFORMANCE DETRACTORS
Lundin Gold, Inc. | Lundin Gold, Inc.'s ("Lundin") share price declined 18.10% over the reporting period. Over the past few years, Lundin has been a consistent outperformer, producing 500,000 low cost ounces annually out of Ecuador. While the company did not have negative news during the reporting period, the company's stock may be a victim of its own success, previously being one of the best performing equities out of the producers in the precious metals sector. Lundin continues to explore its southern property, Fruta Del Norte South, which has potential to become a second mine. Lundin Gold represented 4.03% of the Fund's portfolio as of May 31,2026.
Catalyst Metals Ltd. | Catalyst Metals Ltd.'s ("Catalyst") share price declined 13.48% over the reporting period. Despite announcing several promising drill results, Catalyst suffered selling pressure during the reporting period. Catalyst is a 105,000 ounce annual producer in Western Australia with multiple deposits along the Plutonic Gold Belt. The market may see future cost pressure for Catalyst as they ramp up development of multiple new deposits on its vast land package. We have confidence in management to continue the company's efficient pathway towards becoming a 200,000 ounce/yr producer. Catalyst represented 2.17% of the Fund's portfolio as of May 31, 2026.
Jaguar Mining, Inc. | Jaguar Mining, Inc.'s ("Jaguar") share price declined 4.64% over the reporting period. In the middle of the reporting period, Jaguar received approval to resume operations at the Turmalina Mine ("Turmalina"), which was producing over 20,000 ounces annually (roughly 35% of Jaguar's annual production) before the tailings slump in December 2024. Being a higher quartile cost producer along with the costs associated with the restart, Jaguar faced a difficult six months. In our opinion, we anticipate selling pressure will be relieved once management displays its ability to successfully operate the restart of Turmalina. Jaguar represented 4.00% of the Fund's portfolio as of May 31, 2026.
Barrick Mining Corp.  | Barrick Mining Corp.'s ("Barrick") share price rose 1.77% over the reporting period. Barrick continues to underperform its major producer peers as the company is in a relative state of limbo. The company has reportedly been aggressively pursuing a division of its North American and non-North American assets to create multiple companies. It is possible that investors are choosing to wait to buy the "Barrick North America" IPO, anticipated to go public in the second half of 2026, versus buying the company in its current iteration. Barrick represented 4.45% of the Fund's portfolio as of May 31, 2026.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund. It assumes a $10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS (as of May 31, 2026)	1 Year	5 Years	10 Years
OCM Gold Fund (Atlas Class/OCMAX)	85.58%	21.56%	19.69%
S&P 500 Index	29.78%	14.15%	15.65%
Philadelphia Gold & Silver Index	92.58%	20.80%	18.50%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://ocmgoldfund.com for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$215.0M
Total number of portfolio holdings	70
Portfolio turnover rate as of the end of the reporting period	4%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings and Industry Allocation exclude short-term holdings, if any.
Top Ten Holdings
Agnico Eagle Mines Ltd.	5.5%
Alamos Gold, Inc.	5.5%
Wheaton Precious Metals Corp.	5.0%
AngloGold Ashanti PLC	4.7%
Barrick Mining Corp.	4.5%
Newmont Corp.	4.3%
Lundin Gold, Inc.	4.0%
Jaguar Mining, Inc.	4.0%
Aya Gold & Silver, Inc.	4.0%
Wesdome Gold Mines Ltd.	3.9%
INVESTMENTS BY COUNTRY
Industry Allocation
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://ocmgoldfund.com. You can also request this information by contacting us at 1-800-628-9403.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-628-9403 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at right to navigate to additional hosted material at https://ocmgoldfund.com.
OCM GOLD FUND

OCM Gold Fund
Investor Class/OCMGX
SEMI-ANNUAL SHAREHOLDER REPORT | May 31, 2026
This semi-annual shareholder report contains important information about the OCM Gold Fund (“Fund”) for the period of December 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://ocmgoldfund.com. You can also request this information by contacting us at 1-800-628-9403.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
OCM Gold Fund (Investor Class/OCMGX)	$108	1.98%[1]
[1]	Annualized.
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
Over the six month period ending May 31, 2026, the Investor Class gained 18.50% (without Sales Load) and 13.16% (with Sales Load) compared to a 13.44% increase in the Philadelphia Gold and Silver Index and a 11.34% gain for the S&P 500 Index. The U.S. dollar gold price rose 7.29% over the six month period to $4,543.38/oz. Physical gold and gold assets endured a volatile six month period as gold rose above $5,400/oz in January due to positive momentum, in our opinion, while subsequently falling below $4,200 in March. The combination of the appointment of a potentially "hawkish" new Federal Reserve Chair in Kevin Warsh, the outbreak of the Iranian War, and inflationary economic data have put downward pressure on gold and gold assets. Meanwhile, central bank demand has continued to be relatively strong. In our opinion, the long term thesis for gold remains strongly intact as fiscal discipline continues to weaken and ingrained inflationary pressures will only add to the $39 Trillion in Total Public Debt Outstanding, as of May 31, 2026. Meanwhile, gold companies have never maintained stronger balance sheets due to the historical eighteen month rise in gold price and financial discipline. Discipline learned through the improvidence of the previous bull cycle. Overall, we remain confident in the producer's ability to maintain margins and weather any short term volatility in the physical gold price.
TOP PERFORMANCE CONTRIBUTORS
Omai Gold Mines Corp. | Omai Gold Mines Corp.'s ("Omai") share price rose 118.70% over the reporting period. Due to a developing brownfields project in Guyana, Omai announced an updated increase to its mineral resource estimate during the reporting period. Omai plans to release a Preliminary Economic Assessment later this year. Omai was also the benefactor of a Merger and Acquisition in Guyana as G-Mining Ventures Corp. paid a 72% premium to purchase the exploration company G2 Goldfields, Inc. Omai represented a 3.63% position of the Fund's portfolio as of May 31, 2026.
Aya Gold and Silver Corp. | Aya Gold and Silver Corp.'s ("Aya") share price rose 52.73% over the reporting period. Throughout the reporting period, Aya reported record revenue and cash flow, listed on the Nasdaq Stock Market, and reported several high-grade drill results at its highly prospective exploration project, Boumadine. Aya's management team is confident that Boumadine will be a catalyst rich asset with potential for a high grade gold and silver mine that will have a long mine life. Aya represented 3.96% of the Fund's portfolio as of May 31, 2026.
Montage Gold | Montage Gold's ("Montage") share price rose 90.34% over the reporting period. Montage's impressive six month performance can be attributed to their rapid advancement of their Kone project in Côte d'Ivoire. Montage now expects first gold to be poured in Q4 2026, compared to Q1 2027, which was previously expected. Montage also acquired exploration company "African Gold" over the reporting period, as it appears the company aspires to be a major multi-asset producer in the West African. Montage represented 3.48% of the Fund's portfolio as of May 31, 2026.
Greatland Resources Ltd.  | Greatland Resources Ltd.'s ("Greatland") share price rose over 72.41% over the reporting period. Greatland continues to advance their Havieron brownfield development project located in Western Australia. Havieron is expected to produce over 270,000 ounces of gold annually once in production as Greatland received the environment approvals in April 2026. Havieron will be a great addition to Greatland's production profile as they currently produce 300,000 ounces annually out of their Telfer project. Greatland represented 2.91% of the Fund's portfolio as of May 31, 2026.
TOP PERFORMANCE DETRACTORS
Lundin Gold, Inc. | Lundin Gold, Inc.'s ("Lundin") share price declined 18.10% over the reporting period. Over the past few years, Lundin has been a consistent outperformer, producing 500,000 low cost ounces annually out of Ecuador. While the company did not have negative news during the reporting period, the company's stock may be a victim of its own success, previously being one of the best performing equities out of the producers in the precious metals sector. Lundin continues to explore its southern property, Fruta Del Norte South, which has potential to become a second mine. Lundin Gold represented 4.03% of the Fund's portfolio as of May 31,2026.
Catalyst Metals Ltd. | Catalyst Metals Ltd.'s ("Catalyst") share price declined 13.48% over the reporting period. Despite announcing several promising drill results, Catalyst suffered selling pressure during the reporting period. Catalyst is a 105,000 ounce annual producer in Western Australia with multiple deposits along the Plutonic Gold Belt. The market may see future cost pressure for Catalyst as they ramp up development of multiple new deposits on its vast land package. We have confidence in management to continue the company's efficient pathway towards becoming a 200,000 ounce/yr producer. Catalyst represented 2.17% of the Fund's portfolio as of May 31, 2026.
Jaguar Mining, Inc. | Jaguar Mining, Inc.'s ("Jaguar") share price declined 4.64% over the reporting period. In the middle of the reporting period, Jaguar received approval to resume operations at the Turmalina Mine ("Turmalina"), which was producing over 20,000 ounces annually (roughly 35% of Jaguar's annual production) before the tailings slump in December 2024. Being a higher quartile cost producer along with the costs associated with the restart, Jaguar faced a difficult six months. In our opinion, we anticipate selling pressure will be relieved once management displays its ability to successfully operate the restart of Turmalina. Jaguar represented 4.00% of the Fund's portfolio as of May 31, 2026.
Barrick Mining Corp.  | Barrick Mining Corp.'s ("Barrick") share price rose 1.77% over the reporting period. Barrick continues to underperform its major producer peers as the company is in a relative state of limbo. The company has reportedly been aggressively pursuing a division of its North American and non-North American assets to create multiple companies. It is possible that investors are choosing to wait to buy the "Barrick North America" IPO, anticipated to go public in the second half of 2026, versus buying the company in its current iteration. Barrick represented 4.45% of the Fund's portfolio as of May 31, 2026.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund. It assumes a $10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS (as of May 31, 2026)	1 Year	5 Years	10 Years
OCM Gold Fund (Investor Class/OCMGX)	76.50%	19.81%	18.33%
OCM Gold Fund (Investor Class/OCMGX)—excluding sales load	84.81%	20.92%	18.88%
S&P 500 Index	29.78%	14.15%	15.65%
Philadelphia Gold & Silver Index	92.58%	20.80%	18.50%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://ocmgoldfund.com for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$215.0M
Total number of portfolio holdings	70
Portfolio turnover rate as of the end of the reporting period	4%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings and Industry Allocation exclude short-term holdings, if any.
Top Ten Holdings
Agnico Eagle Mines Ltd.	5.5%
Alamos Gold, Inc.	5.5%
Wheaton Precious Metals Corp.	5.0%
AngloGold Ashanti PLC	4.7%
Barrick Mining Corp.	4.5%
Newmont Corp.	4.3%
Lundin Gold, Inc.	4.0%
Jaguar Mining, Inc.	4.0%
Aya Gold & Silver, Inc.	4.0%
Wesdome Gold Mines Ltd.	3.9%
INVESTMENTS BY COUNTRY
Industry Allocation
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://ocmgoldfund.com. You can also request this information by contacting us at 1-800-628-9403.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-628-9403 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at right to navigate to additional hosted material at https://ocmgoldfund.com.
OCM GOLD FUND

(b)	Not applicable

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual reports.

Item 6. Investments.

(a)	Investments in securities in unaffiliated issuers are included as part of the financial statements filed under Item 7.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial Statements and Other Information (Form N-CSR Items 7-11)
May 31, 2026 (Unaudited)

OCM Gold Fund

Table of Contents – May 31, 2026

Item 7. Financial Statements and Financial Highlights for Open-End Management Investments Companies

OCM Gold Fund

Schedule of Investments – May 31, 2026

(Unaudited)

Shares		Value
Common Stocks 98.2%
Major Gold Producers 22.5%
65,000	Agnico Eagle Mines Ltd.	$11,904,750
105,000	AngloGold Ashanti PLC	10,168,200
225,000	Barrick Mining Corp.	9,573,750
118,670	Endeavour Mining PLC	7,435,919
85,000	Newmont Corp.	9,333,850
		48,416,469
Intermediate/Mid-Tier Gold Producers 30.9%
290,000	Alamos Gold, Inc.	11,832,000
133,333	Allied Gold Corp.*	3,375,160
300,000	B2Gold Corp.	1,428,000
500,000	B2Gold Corp.^	2,393,559
75,000	Centerra Gold, Inc.	1,325,250
250,000	DPM Metals, Inc.	8,395,590
225,000	Fortuna Mining Corp.*	2,257,018
637,501	Greatland Resources Ltd.*	6,254,502
100,000	IAMGOLD Corp.*	1,788,000
130,000	Lundin Gold, Inc.	8,679,553
166,666	OceanaGold Corp.	5,033,707
70,000	Pan American Silver Corp.	3,989,300
800,000	Perseus Mining Ltd.	2,972,759
100,000	SSR Mining, Inc.*	3,122,000
600,000	West African Resources Ltd.*	1,367,067
600,000	Westgold Resources Ltd.	2,212,320
		66,425,785
Junior Gold Producers 20.2%
1,250,000	Catalyst Metals Ltd.*	4,671,890
250,000	Cerrado Gold, Inc.*	344,528
150,000	Discovery Silver Corp.*	934,576
1,250,000	Emerald Resources N.L.*	5,318,767
Shares		Value
62,500	G Mining Ventures Corp.*	$1,956,553
300,000	Heliostar Metals Ltd.*	450,424
1,700,000	Jaguar Mining, Inc.*	8,606,659
200,000	K92 Mining, Inc.*	3,739,755
500,000	Orezone Gold Corp.*	913,904
1,643,189	Predictive Discovery Ltd.*	873,974
2,758,000	Rio2 Ltd.*	6,381,388
900,000	Thor Explorations Ltd.	874,737
415,000	Wesdome Gold Mines Ltd.*	8,419,999
		43,486,354
Exploration and Development Companies 14.8%
350,000	Angel Wing Metals, Inc.*	10,154
1,166,666	Ausgold Ltd.*	716,955
505,000	Canagold Resources Ltd.*	197,795
3,000,000	Excellon Resources, Inc.*	1,044,462
250,000	G2 Goldfields, Inc.*	1,822,369
2,941,181	Kalamazoo Resources Ltd.*	359,377
875,000	Liberty Gold Corp.*	1,110,648
1,111,112	Maritana Minerals Ltd.*	531,078
1,562,500	Miata Metals Corp.*	566,657
1,228,000	Mithril Silver And Gold Ltd.*	285,022
616,500	Montage Gold Corp.*	7,489,936
734,108	NeXGold Mining Corp.*	777,398
4,000,000	Omai Gold Mines Corp.*	7,804,453
2,399,000	Royal Road Minerals Ltd.*	348,009
4,578,755	RTG Mining, Inc.*	131,640
1,860,466	Saturn Metals Ltd.*	795,642
750,400	Sendero Resources Corp.*	761,993
9,345,000	South Atlantic Gold, Inc.*,†,‡	793,041
573,500	South Pacific Metals Corp.*	178,868
628,930	Tesoro Gold Ltd.*	474,647
300,000	Thesis Gold & Silver, Inc.*	768,115

See notes to Financial Statements.

OCM Gold Fund

Schedule of Investments – May 31, 2026 (Continued)

(Unaudited)

Shares		Value
200,000	Tiernan Gold Corp.*	$1,211,286
130,000	U.S. Gold Corp.*	2,098,200
200,000	Vizsla Silver Corp.*	776,000
547,900	Western Exploration, Inc.*	266,260
1,600,000	WIA Gold Ltd.*	540,502
		31,860,507
Royalty/Streaming Companies 5.8%
100,000	Metalla Royalty & Streaming Ltd.*	786,000
500,000	Summit Royalties Ltd.*	551,244
100,000	Vizsla Royalties Corp.*	274,897
80,000	Wheaton Precious Metals Corp.	10,755,639
		12,367,780
Primary Silver Producers 4.0%
404,400	Aya Gold & Silver, Inc.*	8,512,140

Total Common Stocks
	(Cost $44,083,898)	211,069,035

Warrants 0.1%
Exploration and Development Companies 0.1%
367,054	NeXGold Mining Corp. Exercise Price: 0.95 CAD, Expiration Date: 12/16/2026*	135,778
100,000	Tiernan Gold Corp. Exercise Price: 6.50 CAD, Expiration Date: 11/15/2027*	134,185
65,000	U.S. Gold Corp. Exercise Price: 23.00 USD, Expiration Date: 12/15/2027*	—
Shares			Value
273,950		Western Exploration, Inc. Exercise Price: 1.35 CAD, Expiration Date: 2/3/2028*	$—
			269,963
Total Warrants
		(Cost $0)	269,963
Short-Term Investment 1.8%
3,893,856		UMB Bank, Institutional Banking Money Market II Deposit Investment, 3.43%#	3,893,856
Total Short-Term Investment
		(Cost $3,893,856)	3,893,856

Total Investments
	(Cost $47,977,754)	100.1%	215,232,854
Liabilities less Other Assets		(0.1)%	(216,663)
TOTAL NET ASSETS		100.0%	$215,016,191

____________

PLC – Public Limited Company

CAD – Canadian Dollars

*        Non-income producing security.

^        Denoted investment is a Canadian security traded on U.S. stock exchange.

†        The value of this security was determined using significant unobservable inputs. This is reported as a Level 3 security in the Fair Value Hierarchy.

‡        Restricted Security. Investment generally issued in private placement transactions and as such generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. Total fair value of restricted investments as of May 31, 2026 is $793,041, which represent 0.4% of the total net assets of the Fund.

#        The rate is the annualized seven-day yield at period end.

See notes to Financial Statements.

OCM GOLD FUND

Statement of Assets and Liabilities – May 31, 2026

(Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $47,977,754)	$215,232,854
Receivable for fund shares sold	69,998
Interest and dividends receivable	218,056
Reclaims receivable	18,687
Prepaid expenses and other assets	63,184
Total assets	215,602,779

Liabilities:
Payable for fund shares redeemed	205,184
Investment adviser fees	171,482
Accrued distribution fees	110,151
Accrued fund administration and accounting fees	51,620
Accrued transfer agent fees and expenses	14,310
Accrued Chief Compliance Officer fees	2,116
Accrued audit fees	23,978
Accrued Trustees’ fees	2,487
Accrued expenses and other liabilities	5,260
Total liabilities	586,588
Net Assets	$215,016,191

Net Assets Consist of:
Shares of beneficial interest, no par value: unlimited shares authorized	$56,136,925
Total distributable earnings	158,879,266
Net Assets	$215,016,191

Calculation of Maximum Offering Price:
Investor Class:
Net asset value and redemption price per share	$32.77
Maximum sales charge (4.50% of offering price)	1.54
Offering price to public	$34.31
Net assets applicable to shares outstanding	$32,110,409
Shares outstanding	979,917

Atlas Class:
Net asset value and redemption price per share	$38.10
Net assets applicable to shares outstanding	$182,905,782
Shares outstanding	4,800,535
Total Shares Outstanding	5,780,452

See notes to Financial Statements.

OCM GOLD FUND

Statement of Operations – Six Months Ended May 31, 2026

(Unaudited)

Investment Income
Interest	$243,671
Dividend (net of foreign withholding taxes of $117,212)	1,014,070
Total investment income	1,257,741

Expenses
Investment advisory fees	1,056,852
Fund administration and accounting fees	155,195
Transfer agent fees and expenses	148,952
Distribution fees - Atlas Class	142,546
Distribution fees - Investor Class	105,411
Federal and state registration fees	28,973
Legal fees	25,430
Custody fees	22,924
Chief Compliance Officer fees	12,565
Audit fees	7,978
Reports to shareholders	7,619
Trustees’ fees	4,987
Other expenses	11,437
Total expenses	1,730,869
Net investment loss	(473,128)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments and foreign currency transactions	6,197,413
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	28,898,277
Net gain on investments	35,095,690

Net increase in net assets from operations	$34,622,562

See notes to Financial Statements.

OCM GOLD FUND

Statements of Changes in Net Assets

	Six Months Ended May 31, 2026 (Unaudited)	Year Ended November 30, 2025
Operations:
Net investment loss	$(473,128)	$(451,267)
Net realized gain on investments and foreign currency transactions	6,197,413	629,887
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	28,898,277	96,366,323
Net increase in net assets from operations	34,622,562	96,544,943

Distributions Paid to Shareholders
Distributions:
Investor Class	(1,831,132)	(345,531)
Atlas Class	(9,874,358)	(1,481,490)
Total	(11,705,490)	(1,827,021)

Fund Share Transactions
Investor Class:
Net proceeds from shares sold	2,961,118	3,282,689
Distributions reinvested	1,657,190	301,212
Payment of shares redeemed[1]	(3,502,405)	(5,133,517)
Net increase (decrease) in net assets from Investor Class share transactions	1,115,903	(1,549,616)

Atlas Class:
Net proceeds from shares sold	37,019,806	68,570,118
Distributions reinvested	9,001,678	1,398,836
Payment of shares redeemed[2]	(47,949,206)	(41,100,874)
Net increase (decrease) in net assets from Atlas Class share transactions	(1,927,722)	28,868,080
Net increase (decrease) in net assets from Fund share transactions	(811,819)	27,318,464

Total increase in net assets	22,105,253	122,036,386
Net Assets, Beginning of Period	192,910,938	70,874,552
Net Assets, End of Period	$215,016,191	$192,910,938

See notes to Financial Statements.

OCM GOLD FUND

Statements of Changes in Net Assets (Continued)

	Six Months Ended May 31, 2026 (Unaudited)	Year Ended November 30, 2025
Transactions in shares
Investor Class:
Shares sold	89,367	163,084
Shares issued on reinvestment of distributions	55,986	23,624
Shares redeemed	(109,377)	(263,340)
Net increase (decrease) in Investor Class shares outstanding	35,976	(76,632)
Atlas Class:
Shares sold	957,787	2,838,783
Shares issued on reinvestment of distributions	262,134	95,549
Shares redeemed	(1,278,249)	(1,738,464)
Net increase (decrease) in Atlas Class shares outstanding	(58,328)	1,195,868
Net Increase (Decrease) in Fund Shares Outstanding	(22,352)	1,119,236

____________

1        Net of redemption fees of $9,992 for the six months ended May 31, 2026 and $22,881 for the year ended November 30, 2025, respectively.

2        Net of redemption fees of $65,292 for the six months ended May 31, 2026 and $93,063 for the year ended November 30, 2025, respectively.

See notes to Financial Statements.

OCM GOLD FUND

Financial Highlights Investor Class

	Six Months Ended May 31, 2026 (Unaudited)	Year Ended Nov 30, 2025	Year Ended Nov 30, 2024	Year Ended Nov 30, 2023	Year Ended Nov 30, 2022	Year Ended Nov 30, 2021
Per Share Operating Performance
(For a share outstanding throughout each period)

Net asset value, beginning of period	$29.46	$13.56	$10.01	$9.35	$11.71	$11.94

Income from Investment Operations:
Net investment loss[1]	(0.14)	(0.15)	(0.14)	(0.10)	(0.08)	(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	5.37	16.37	3.69	0.76	(2.16)	0.01
Total from investment operations	5.23	16.22	3.55	0.66	(2.24)	(0.10)

Less Distributions:
Dividends from net investment income	(1.83)	(0.26)	—	—	—	(0.08)
Distribution from net realized gains	(0.10)	(0.08)	—	— [2]	(0.12)	(0.05)
Total distributions	(1.93)	(0.34)	—	— [2]	(0.12)	(0.13)

Redemption fee proceeds[1]	0.01	0.02	— [2]	— [2]	— [2]	— [2]

Net asset value, end of period	$32.77	$29.46	$13.56	$10.01	$9.35	$11.71

Total return*	18.50%[3]	123.09%	35.46%	7.11%	(19.25)%	(0.95)%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$32,110	$27,809	$13,834	$11,283	$11,747	$17,024
Ratio of expenses to average net assets	1.98%[4]	2.13%	2.38%	2.44%	2.32%	2.19%
Ratio of net investment loss to average net assets	(0.85)%[4]	(0.82)%	(1.17)%	(0.99)%	(0.80)%	(0.89)%
Portfolio turnover rate	4%[3]	1%	6%	3%	9%	11%

____________

*       Assumes no sales charge

1           Based on average shares method.

2           Amount represents less than $0.01 per share.

3           Not annualized.

4           Annualized.

See notes to Financial Statements.

OCM GOLD FUND

Financial Highlights Atlas Class

	Six Months Ended May 31, 2026 (Unaudited)	Year Ended Nov 30, 2025	Year Ended Nov 30, 2024	Year Ended Nov 30, 2023	Year Ended Nov 30, 2022	Year Ended Nov 30, 2021
Per Share Operating Performance
(For a share outstanding throughout each period)

Net asset value, beginning of period	$33.98	$15.57	$11.43	$10.62	$13.21	$13.46

Income from Investment Operations:
Net investment loss[1]	(0.07)	(0.07)	(0.09)	(0.05)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	6.22	18.86	4.20	0.86	(2.44)	—
Total from investment operations	6.15	18.79	4.11	0.81	(2.48)	(0.05)

Less Distributions:
Dividends from net investment income	(1.94)	(0.32)	—	—	—	(0.16)
Distribution from net realized gains	(0.10)	(0.08)	—	— [2]	(0.12)	(0.05)
Total distributions	(2.04)	(0.40)	—	— [2]	(0.12)	(0.21)

Redemption fee proceeds[1]	0.01	0.02	0.03	— [2]	0.01	0.01

Net asset value, end of period	$38.10	$33.98	$15.57	$11.43	$10.62	$13.21

Total return	18.79%[3]	124.28%	36.22%	7.68%	(18.80)%	(0.42)%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$182,906	$165,102	$57,040	$40,272	$41,679	$51,390
Ratio of expenses to average net assets	1.48%[4]	1.63%	1.88%	1.94%	1.82%	1.69%
Ratio of net investment loss to average net assets	(0.35)%[4]	(0.32)%	(0.67)%	(0.49)%	(0.30)%	(0.39)%
Portfolio turnover rate	4%[3]	1%	6%	3%	9%	11%

____________

1           Based on average shares method.

2           Amount represents less than $0.01 per share.

3           Not annualized.

4           Annualized.

See notes to Financial Statements.

OCM GOLD FUND

Notes to Financial Statements – May 31, 2026

(Unaudited)

Note 1. Organization

OCM Mutual Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of the OCM Gold Fund (the “Fund”). The Fund is a non-diversified fund. The investment objective for the Fund is long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.”

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by Orrell Capital Management, Inc. (“OCM” or the “Adviser”) to make investment decisions, and the results of the operations, as shown on the Statements of Operations and the Financial Highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the Notes to the Financial Statements and there are no resources allocated to the Fund based on performance measurements. The Adviser is deemed to be the Chief Operating Decision Maker (“CODM”) with respect to the Fund’s investment decisions.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – Portfolio securities that are listed on national securities exchanges, other than the NASDAQ Stock Market LLC, are valued at the last sale price as of the close of business of such securities exchanges, or, in the absence of recorded sales, at the average of readily available closing bid and ask prices on such exchanges. NASDAQ Global Select Market, Global Market and Capital Market securities are valued at the NASDAQ Official Closing Price (“NOCP”). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and ask prices. Unlisted securities are valued at the average of the quoted bid and ask prices in the over-the-counter market. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Adviser determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued at market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser. In compliance with Rule 2a-5 under the 1940 Act, the Fund’s Board of Trustees has designated the Adviser as the valuation designee, and the Adviser performs the fair value determinations relating to Fund investments. For each investment that is fair valued, the

OCM GOLD FUND

Notes to Financial Statements – May 31, 2026 (Continued)

(Unaudited)

Adviser considers, to the extent applicable, various factors including, but not limited to, the type of security, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors.

The Fund applies the provisions of the FASB Accounting Standards Codification “Fair Value Measurement” Topic 820, defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurement, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

•   Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•   Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•   Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the factors a market participant would use in valuing the asset or liability, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

OCM GOLD FUND

Notes to Financial Statements – May 31, 2026 (Continued)

(Unaudited)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2026, in valuing the Fund’s assets carried at fair value:

Sector	Level 1	Level 2	Level 3	Total
Common Stocks
Major Gold Producers	$48,416,469	$—	$—	$48,416,469
Intermediate/Mid-Tier Gold Producers	66,425,785	—	—	66,425,785
Junior Gold Producers	43,486,354	—	—	43,486,354
Exploration and Development Companies	31,067,466	—	793,041	31,860,507
Royalty/Streaming Companies	12,367,780	—	—	12,367,780
Primary Silver Producers	8,512,140	—	—	8,512,140
Warrants	—	269,963	—	269,963
Short-Term Investment	3,893,856	—	—	3,893,856
Total	$214,169,850	$269,963	$793,041	$215,232,854

The Fund held four Level 2 securities at May 31, 2026: NeXGold Mining Corp., Tiernan Gold Corp., U.S. Gold Corp. and Western Exploration, Inc., Warrants are being valued at intrinsic value, in accordance with the Fund’s fair value methodologies. The Fund held one Level 3 security at May 31, 2026, South Atlantic Gold, Inc., a private placement priced at a 10% discount, in accordance with the Fund’s fair value methodologies.

OCM GOLD FUND

Notes to Financial Statements – May 31, 2026 (Continued)

(Unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Common Stock
Balance as of November 30, 2025	$715,564
Transfers into Level 3 during the period	—
Transfers out of Level 3 during the period	(715,564)
Total gains or losses for the period	—
Included in earnings (or changes in net assets)	432,833
Included in other comprehensive income	—
Purchases, sales, and principal paydowns
Net purchases	360,208
Net sales	—
Principal paydown	—
Balance as of May 31, 2026	$793,041
Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for assets held at the end of the reporting period	$432,833

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of May 31, 2026:

Asset Class	Fair Value at May 31, 2026	Valuation Technique(s)	Unobservable Input[1]	Range of Input	Weighted Average of Input	Impact to Valuation from an Increase in Input[2]
Common Stock	$793,041	Market Approach	Liquidity Discount	10%	N/A	Decrease

____________

1   The Adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgements, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

2        This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

OCM GOLD FUND

Notes to Financial Statements – May 31, 2026 (Continued)

(Unaudited)

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations for the six months ended May 31, 2026 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. Such fluctuations for the six months ended May 31, 2026 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

Federal Income Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (“Code”), necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders to relieve it from all or substantially all federal income taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding on the applicable country’s tax rules and rate.

Accounting for Uncertainty in Income Taxes (“Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on the Statement of Operations. As of May 31, 2026, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years 2023-2026 as defined by the Internal Revenue Service statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six months ended May 31, 2026, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

OCM GOLD FUND

Notes to Financial Statements – May 31, 2026 (Continued)

(Unaudited)

Share Classes – The Fund offers two classes of shares, Investor Class and Atlas Class (formerly “Advisor Class”). The outstanding shares of the Fund on April 1, 2010 were renamed “Investor Class shares.” The Atlas Class shares commenced operations on April 1, 2010. The two classes represent interests in the same portfolio of investments and have the same rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions to Shareholders – The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Redemption Fee – A 1.50% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held less than three months from their purchase date. The Fund records the fee as a reduction of shares redeemed and as a credit to shares of beneficial interest. For the six months ended May 31, 2026, the Investor Class and the Atlas Class received $9,992 and $65,292 in redemption fees, respectively.

Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. Also, under the Fund’s organizational documents, its officers and Trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. The Fund notes that insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees and officers, the Fund has been advised that in the opinion of the Securities and Exchange Commission (the “SEC”) such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OCM GOLD FUND

Notes to Financial Statements – May 31, 2026 (Continued)

(Unaudited)

Derivative Instruments – Equity securities in the gold mining industry, particularly the smaller companies, may occasionally issue warrants as part of their capital structure. A warrant gives the holder the right to purchase the underlying equity at the exercise price until the expiration date of the warrant. The Fund may hold such warrants for exposure to smaller companies in the portfolio or other reasons associated with the Fund’s overall objective of long-term growth, though warrants will typically not be a significant part of the Fund’s portfolio. The Fund’s maximum risk in holding warrants is the loss of the entire amount paid for the warrants. At May 31, 2026, the Fund held warrants as listed on the Schedule of Investments.

Note 3. Investment Advisory Agreement and Affiliated Parties

The Fund has an investment advisory agreement with OCM. Under the agreement, the Fund pays OCM a fee computed daily and payable monthly, at the following annual rates based upon average daily net assets:

Assets	Fee Rate
$0 to $250 million	0.950%
$250 million to $500 million	0.800%
$500 million to $1 billion	0.700%
Over $1 billion	0.600%

Under the investment advisory agreement, the Adviser is responsible for reimbursing the Fund to maintain a voluntary ratio of expenses to average daily net assets for the Investor Class shares and Atlas Class shares at 2.99% and 2.49%, respectively.

The Fund does not compensate Trustees and Officers affiliated with OCM. For the six months ended May 31, 2026, the expenses accrued for Trustees who are not affiliated with OCM are reported on the Statement of Operations. The Fund pays fees and related expenses for the services of the Fund’s Chief Compliance Officer. The expenses incurred for the Chief Compliance Officer are reported on the Statement of Operations.

Note 4. Distribution Agreement and Plan

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the Fund to reimburse the distributor for marketing expenses incurred in distributing shares of the Fund, including the cost of printing sales material and making payments to dealers of the Fund’s Investor Class and Atlas Class, in any fiscal year, subject to limits of 0.99% and 0.25%, respectively, of the average daily net assets of each respective class. For the six months ended May 31, 2026, the Investor Class and the Atlas Class incurred $105,411 and $142,546, respectively, in expenses under the Plan.

OCM GOLD FUND

Notes to Financial Statements – May 31, 2026 (Continued)

(Unaudited)

Note 5. Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the six months ended May 31, 2026 were $7,258,757 and $8,881,117, respectively. There were no purchases or sales of U.S. government obligations.

Note 6. Federal Income Tax Information

At May 31, 2026, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$72,145,718
Unrealized appreciation on investments	$144,194,883
Unrealized depreciation on investments	(1,107,747)
Net unrealized appreciation on investments	$143,087,136

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to investments in passive foreign investment companies (“PFICs”).

The tax character of distributions paid during the fiscal years ended November 30, 2025 and 2024 was as follows:

Distribution paid from:	2025	2024
Ordinary income	$1,447,221	$—
Net long-term capital gains	379,800	—
Total distributions paid	$1,827,021	$—

As of November 30, 2025, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$11,098,833
Undistributed long-term capital gains	606,578
Tax accumulated earnings	11,705,411

Accumulated capital and other losses	—
Unrealized appreciation on investments	124,258,123
Unrealized depreciation on foreign currency	(1,340)
Total accumulated earnings	$135,962,194

OCM GOLD FUND

Notes to Financial Statements – May 31, 2026 (Continued)

(Unaudited)

Note 7. Concentration of Risk

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers.

As the Fund concentrates its investments in the gold mining industry, a development adversely affecting such industry (for example, changes in the mining laws which increases production costs or a significant decrease in the market price of gold) would have a greater adverse effect on the Fund than it would if the Fund invested in a number of different industries.

Note 8. Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Adviser, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 9. Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, tariffs, bank failures restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

OCM GOLD FUND

Notes to Financial Statements – May 31, 2026 (Continued)

(Unaudited)

Note 10. New Accounting Pronouncements

In the reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. Adoption of the new standard did not materially impact financial statement disclosures and did not affect the Fund’s financial position or the results of its operations.

Note 11. Subsequent Events

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined there are no material events that would require disclosure in the Fund’s financial statements through this date.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies.

The remuneration paid to directors, officers and others is included as part of the report to shareholders filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

As of the end of the period covered by this report, the registrant had not adopted any procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing date of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized, and reported and made known to them by others within the registrant and by the registrant’s service providers.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing of an exhibit – Not applicable.

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not applicable.

(a)(3) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) – Filed herewith.

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - Not applicable.

(a)(5) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b), or Rule 15d-14(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) – Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OCM Mutual Fund

By:	/s/ Gregory M. Orrell
Gregory M. Orrell
President

Date: July 30, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Gregory M. Orrell
Gregory M. Orrell
President (Principal Executive Officer)

Date: July 30, 2026

By:	/s/ Steven Orrell
Steven Orrell
Secretary and Treasurer (Principal Financial Officer)

Date: July 30, 2026